HORIZON BANK

Investor Presentation

Horizon Bancorp, Inc. (NASDAQ: HBNC)

Fourth Quarter Ended December 31, 2024

January 23, 2025

Beyond ordinary banking

Important Information Forward-Looking Statements This press release may contain forward–looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon Bancorp, Inc. and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this press release should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission (the “SEC”). Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: current financial conditions within the banking industry; changes in the level and volatility of interest rates, changes in spreads on earning assets and changes in interest bearing liabilities; increased interest rate sensitivity; the aggregate effects of elevated inflation levels in recent years; loss of key Horizon personnel; increases in disintermediation; potential loss of fee income, including interchange fees, as new and emerging alternative payment platforms take a greater market share of the payment systems; estimates of fair value of certain of Horizon’s assets and liabilities; changes in prepayment speeds, loan originations, credit losses, market values, collateral securing loans and other assets; changes in sources of liquidity; macroeconomic conditions and their impact on Horizon and its customers; legislative and regulatory actions and reforms; changes in accounting policies or procedures as may be adopted and required by regulatory agencies; litigation, regulatory enforcement, and legal compliance risk and costs; rapid technological developments and changes; cyber terrorism and data security breaches; the rising costs of cybersecurity; the ability of the U.S. federal government to manage federal debt limits; climate change and social justice initiatives; the inability to realize cost savings or revenues or to effectively implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; acts of terrorism, war and global conflicts, such as the Russia and Ukraine conflict and the Israel and Hamas conflict; and supply chain disruptions and delays. These and additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Horizon’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov). Undue reliance should not be placed on the forward–looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward–looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law. 2

Executive Management Team Kathie A. DeRuiter EVP & Senior Operations Officer Todd A. Etzler EVP & Corporate Secretary & General Counsel Lynn M. Kerber EVP & Chief Commercial Banking Officer Thomas M. Prame President & Chief Executive Officer Mark E. Secor EVP & Chief Administration Officer John R. Stewart, CFA® EVP & Chief Financial Officer 3

Fourth Quarter 2024

HIGHLIGHTS & DEVELOPMENTS

- Fifth consecutive quarter of FTE NIM* expansion to 2.97%, from a favorable mix shift in both average earning assets and interest-bearing deposits
- Quality loan growth
  - Strong loan growth in the quarter, with total loans excluding Mortgage Warehouse growing 10% linked quarter annualized (LQA)
  - Commercial loan growth of 22% LQA, coupled with planned runoff in lower yielding indirect loans
- Strong funding base
  - Stability in core transactional balances offset by intentional run-off of higher-cost CD balances
  - Realizing tangible benefits of commercial and consumer deposit gathering efforts
- Excellent credit metrics
  - Low NPAs and minimal NCOs
- $5MM in Tax Valuation Allowance was reversed, accretive to TCE/TA and TBVPS**

($000S EXCEPT PER SHARE DATA)	4Q24	3Q24
INCOME STATEMENT		
Net interest income	$53,127	$46,910
NIM (FTE)*	2.97%	2.66%
Provision	$1,171	$1,044
Non-interest (loss) income	($28,954)	$11,511
Non-interest expense	$44,935	$39,272
Net (loss) income	($10,882)	$18,180
Diluted (loss) EPS	($0.25)	$0.41
BALANCE SHEET (period end)		
Total loans held for investment	$4,847,040	$4,803,996
Total deposits	$5,600,652	$5,727,015
CREDIT QUALITY		
NPA/total assets ratio	0.35%	0.32%
Annualized net charge-offs to avg. loans	0.05%	0.03%

* Net Fully-Taxable Equivalent Interest Margin is a Non-GAAP measure. Please see appendix for reconciliations of non-GAAP information to its most comparable GAAP measures.
** The tangible common equity to tangible common assets (TCE/TA) ratio and tangible book value per share (TBVPS) are non-GAAP measures. Please see appendix for reconciliations of non-GAAP information to its most comparable GAAP measures.

4

Balanced Loan Growth

4Q24 HIGHLIGHTS & DEVELOPMENTS

- Robust loan growth with quarter end Total LHI, excluding Mortgage Warehouse, increasing $123.5MM, to $4.9 Billion
    - Continuing to maintain highly diverse residential, consumer, C&I and CRE portfolios
- New production continues shift of loan mix to more profitable portfolios
    - Increases in Commercial & Real Estate offset by planned reduction in Indirect Auto
- Seasonal fluctuation of mortgage warehouse balances



Total Loans*
$4.9B
MRQ end
20%
17%
63%
Consumer
Residential
Commercial



$4,806MM
$97MM
$67MM
$2MM
-$15MM
-$4MM
-$38MM
$4,915MM
3Q24 Loans*
CRE
C&I
Residential
Warehouse & HFS**
Consumer
Indirect
4Q24 Loans*

Data as of most-recent quarter (MRQ) end unless stated otherwise.

*Total Gross loans, including Loans Held for Investment (HFI) and Loans Held for Sale (HFS)
**Mortgage Warehouse balances moved from HFI to HFS

5

31% 13% 19% 15% 8% 9% 5% Geography $3.1B MRQ end Central Indiana Northern Indiana Western Michigan Southwest Michigan Northern Michigan Eastern Michigan Other Diversified Commercial Portfolio 49% 22% 28% 1% Mix $3.1B MRQ end CRE (non-owner occ.) CRE (owner occ.) C&I Other*** 4 Q 2 4 H I G H L I G H T S & D E V E L O P M E N T S * The sum of construction & land development loans, multifamily property loans, non-owner-occupied non-farm non-residential property loans and loans to finance CRE not secured by real estate divided by Tier 1 Capital plus Allowance, as of September 30, 2024 ** UBPR Peer Group 3, as of September 30, 2024 *** Land development and spec home loans • Commercial loan balances grew organically (22% LQA). o Quarter end up $164MM • Well balanced geographies, product mix and industry o No segment exceeds 6.5% of total loans o CRE represents 197%* of RBC versus 239% for peers** Data represents total loans HFI as of MRQ unless stated otherwise 6 $47.5 $44.1 $46.1 $46.7 $34.2 $712.9 $765.0 $786.8 $808.6 $875.3 $640.7 $653.1 $632.2 $634.5 $667.2 $1,273.8 $1,287.5 $1,439.5 $1,424.3 $1,501.5 $2,675.0 $2,749.8 $2,904.6 $2,914.1 $3,078.2 4Q23 1Q24 2Q24 3Q24 4Q24 Commercial Loans (period end) Other*** C&I CRE (owner occ.) CRE (non-owner occ.) $m ill io ns

Prime Consumer & Residential Lending 4 Q 2 4 H I G H L I G H T S & D E V E L O P M E N T S 7 • Consumer portfolio and Mortgage portfolio relatively flat • Indirect Auto declined $38MM from planned run-offs • Home lending portfolios composed of higher quality borrowers, significant capacity to pay and low LTV Data represents total loans HFI as of MRQ unless stated otherwise 45% 32% 17% 5% Mix $1.8B MRQ end Mortgage Home Equity Indirect Auto Direct Installment $681.1 $782.1 $798.0 $801.4 $802.9 $1,016.5 $1,029.8 $1,051.4 $1,008.1 $966.0 $1,697.6 $1,811.9 $1,849.4 $1,809.5 $1,768.9 4Q23 1Q24 2Q24 3Q24 4Q24 Residential Consumer $m ill io ns Consumer & Residential Loans (period end) HOME EQUITY MORTGAGE CREDIT SCORE 712 759 DEBT-TO-INCOME 27% 35% LOAN-TO-VALUE 85% 70%

Strong Asset Quality Metrics 8 $m ill io ns $50.0 $50.4 $52.2 $52.9 $52.0 1.13% 1.09% 1.08% 1.10% 1.07% 4Q23 1Q24 2Q24 3Q24 4Q24 ACL ACL / Loans HFI Allowance for Credit Losses (period end) $20.3 $19.2 $19.3 $24.4 $27.0 0.46% 0.41% 0.40% 0.51% 0.56% 4Q23 1Q24 2Q24 3Q24 4Q24 Non-Performing Loans (period end) Commercial Resi Real Estate Consumer Total NPLs / Loans HFI $m ill io ns $0.8 $0.4 $0.6 $0.4 $0.6 0.07% 0.04% 0.05% 0.03% 0.05% 4Q23 1Q24 2Q24 3Q24 4Q24 Net Charge Offs Commercial Resi Real Estate Consumer Total Annualized NCOs/ Av. Loans $m ill io ns $m ill io ns $49.5 $47.5 $51.2 $59.8 $43.2 1.12% 1.03% 1.06% 1.24% 0.89% 4Q23 1Q24 2Q24 3Q24 4Q24 Substandard Loans Substandard Loans (period end)

Data as of period end unless stated otherwise Relationship Based Core Deposits 9 4 Q 2 4 H I G H L I G H T S & D E V E L O P M E N T S • Consumer and Commercial Deposits o Positive momentum in core relationships and balances o Treasury management team investments making a positive impact • Public Deposits o Focusing on primary bank relationships o Positioned well to create additional value with continued rate reductions o Planned runoff of higher cost CDs $m ill io ns $5,665 $5,580 $5,630 $5,727 $5,601 78.0% 82.8% 85.7% 83.9% 86.5% 4Q23 1Q24 2Q24 3Q24 4Q24 Deposits Loans/Deposits Deposits 19.7% 19.6% 19.3% 19.0% 19.0% 59.5% 60.1% 59.8% 59.7% 61.5% 20.8% 20.4% 20.9% 21.3% 19.4% $1,116 $1,093 $1,087 $1,086 $1,065 $3,369 $3,351 $3,365 $3,420 $3,447 $1,180 $1,136 $1,178 $1,221 $1,089 4Q23 1Q24 2Q24 3Q24 4Q24 Stable Consumer and Commercial Deposits Non-Int Bearing% Interest Bearing% Time % % of Total Deposits $m ill io ns

NIM Expansion

HORIZON BANK

4Q24 HIGHLIGHTS & DEVELOPMENTS

- Strong NIM expansion driven by accelerated repositioning of securities sale proceeds into commercial loans, strategic run-off of higher cost term deposits and modest benefit of non-recurring income
- Continuation of improved balance sheet profitability from the strategic mix shift in both assets and liabilities, as well as the modest favorable impact of declining Fed Funds rate



2.66%
0.08%
0.00%
0.23%
2.97%
3Q24 NIM (FTE)*
Interest Earning Asset Yield Δ
Loan fees**
Total Liability Cost Δ
4Q24 NIM (FTE)*

Net Fully-Taxable Equivalent Interest Margin is a Non-GAAP measure.
** Commercial lending fees recognized in interest income.

10

4 Q 2 4 H I G H L I G H T S & D E V E L O P M E N T S • No new investments in the quarter • High credit quality treasuries, agencies, municipals and mortgage-backed securities • ~$332MM of securities sold in early October as part of balance sheet optimization • ~$234MM remaining AFS carry a weighted average duration of 7.96 years * The Company adjusts average rates for tax-exempt securities to an FTE basis utilizing a 21% tax rate. 11 Investment Securities Detail All dollar amounts in millions 4Q23 1Q24 2Q24 3Q24 4Q24 ROLL-OFF/CASH FLOW $28 $27 $26 $23 $23 SALES $383 – – – $332 DURATION (YEARS) 7.0 6.9 6.8 6.8 7.1 AVERAGE RATE ON INVESTMENT SECURITIES (FTE)* 2.39% 2.39% 2.39% 2.38% 2.39% $22 $22 $40 $27 2.89% 2.33% 1.93% 1.82% 1Q25 2Q25 3Q25 4Q25 Projected Cash Flows and Roll-Off Yield Cash Flows Yield Roll-Off (FTE)*$m ill io ns

Non-Interest Income 4 Q 2 4 H I G H L I G H T S & D E V E L O P M E N T S 12 Data as of MRQ unless stated otherwise. • 4Q24 includes the pre-tax loss of $39.1MM on the sale of $332.2MM in available-for-sale (“AFS”) securities as part of a balance sheet repositioning in October 2024. • 4Q23 includes the pre-tax loss of $31.6MM on the sale of $382.7MM in available-for-sale (“AFS”) securities as part of a balance sheet repositioning in December 2023. • Non-interest income impacted by a $39.1MM loss from securities sale • Realizing benefits from Treasury Management and Wealth investments • New Mortgage leadership implementing a more effective sales program and secondary market platform • Well diversified income stream aligned with core community banking model $3.2 $3.3 $3.2 $3.4 $3.4 $3.2 $3.1 $3.8 $3.5 $3.4 $1.4 $1.3 $1.4 $1.4 $1.3 $1.7 $1.1 $1.3 $2.0 $1.4 $1.7 $1.1 $0.7 $1.1 $0.7 $9.9 $11.5 4Q23* 1Q24 2Q24 3Q24 4Q24* Gain (loss) on securities sales All Other Mortgage related income Fiduciary activities Interchange fees Service & wire transfer fees $10.5 $m ill io ns Non-interest Income -$29.0-$20.4

Non-Interest Expense

4Q24 HIGHLIGHTS & DEVELOPMENTS

- Elevated non-interest expense in Q4, impacted by successful execution of strategic plans to improved go-forward profitability:
    - $1.8MM accelerated stock vesting expense to exit legacy compensation plan
    - $0.6MM increase related to previously discussed legacy benefits program, which was resolved in Q4
    - $0.5MM in direct outside services related to strategic initiatives concluded in Q4
- Additional impact related to elevated medical expense and performance-based incentive comp, an OREO property write-down and certain accruals



Non-interest Expense
$millions
$39.3
$17.5
$21.9
$37.1
$16.8
$20.3
$37.5
$16.9
$20.6
$39.3
$17.4
$21.8
$44.9
$19.4
$25.6
4Q23
1Q24
2Q24
3Q24
4Q24
All Other Non-interest Expense
Salaries & Employee Benefits

Data as of MRQ unless stated otherwise.

13

CET1 Ratio Capital Position Provides Flexibility * The tangible common equity to tangible common assets (TCE/TA) ratio and tangible book value per share (TBVPS) are non-GAAP measures. Please see appendix for reconciliations of non-GAAP information to its most comparable GAAP measures. ** Prior periods have been previously revised (see disclosure in Form 10-Q for the quarterly period ending June 30, 2024) *** Preliminary estimate – may be subject to change Leverage Ratio Total RBC Ratio 14 TCE/TA* 8.91% 9.02% 9.02% 8.87% 1Q24** 2Q24 3Q24 4Q24*** 13.75% 13.41% 13.45% 13.84% 1Q24** 2Q24 3Q24 4Q24*** 10.89% 10.63% 10.68% 10.96% 1Q24 2Q24 3Q24 4Q24*** 7.20% 7.22% 7.58% 7.83% $12.65 $12.80 $13.46 $13.68 1Q24 2Q24 3Q24 4Q24 TCE/TA Ratio TBVPS

Successful Execution of Strategic Actions

HORIZON BANK

Simplifying Business Model, Strengthening Balance Sheet & Improving Profitability

- **Repositioned ~$330MM AFS Securities (Book Value)**
  - Sales completed in early October
  - Net proceeds were leveraged to fund commercial loan growth and to selectively pay down higher-cost term deposits in Q4
- **Released $5MM Tax Valuation Allowance**
  - Executed strategic tax planning in Q4, recovering $5MM of capital by reducing tax expense
- **Higher Q4 Expenses to Benefit Future Run-Rate**
  - Executed strategic acceleration of certain compensation-related expenses to sun-set expensive legacy programs
  - Realized specific expense related to Q4 strategic actions with significant ROI
- **Q1 2025 Sale of Mortgage Warehouse Business**
  - Sale of the business closed on January 17th
  - No material impact on deposit balances
  - Liquidity created to be redeployed into core business activities

Securities Sale Expected Financial Impact:

- Less than 4.0 year earn-back on realized net after-tax loss for these transactions
- Previously announced EPS accretion of $0.12 annually will be exceeded

Q4 2024 :
- $39.1MM pre-tax loss on sale of securities
- $2.4MM of direct compensation expense for legacy programs
- $0.5MM of outside services expense related to specific Q4 strategic actions
- $5.1MM reduction of tax expense for VA release

2025
- Warehouse gain to be recognized in Q1
- Anticipated repayment of $200MM FHLB maturities at 4.02% in March and April

15

Full-Year 2025 Guidance Summary Loans (HFI) • Period-end total loans HFI to grow mid-single-digits off stronger fourth quarter results • Growth primarily in higher-yielding commercial loans; Offset by continued planned runoff in indirect auto loans (~$100MM) • Loans HFS will decline from the sale of the warehouse balances in Q1 (~$65MM) Deposits & Funding • Period-end total deposit balances to grow low-single-digits • Deposit mix to remain relatively stable over the year • Total funding mix to improve with anticipated reduction in Borrowings NII & NIM • Mid-teens full-year net interest income growth • Net interest margin to show sequential quarterly increases over the year • Assumes one 25 basis point reduction at the end of July Non-Interest Income • Full-year 2025 to grow low-single-digits over full-year 2024, excluding the Q4 securities loss • Growth anticipated in Treasury Management, Wealth & Mortgage Non-Interest Expense • Full-year 2025 to be flat to up low-single-digits over reported full-year 2024 • Management focused on prudent expense control and positive operating leverage Effective Tax Rate • Preliminary outlook for full-year 2025 effective tax rate in the mid-teens, reflecting a stronger outlook for pre-tax income and management’s decision to discontinue investments in additional solar tax credits 16

On The Horizon

HORIZON BANK

Positive Momentum Across the Franchise

Highly Attractive Midwestern Markets

70+ branches strategically located in attractive communities with strong business profiles, favorable housing and affordability metrics.

Core markets include major brands representing multi-national companies, flourishing ecosystem of suppliers and thriving college towns

Significant infrastructure investments supporting continued growth and positive economic impact

Constant, High Quality Loan Growth

Positive loan momentum driven by a well-diversified commercial portfolio

Reinvesting lower yielding consumer loans into more profitable core relationships

A proven history of excellent credit quality with low charge-offs and well managed non-performing metrics

Tenured Deposit Base With Significant Liquidity

Tenured, granular deposits across relationship-based consumer and commercial clients

Deposit gathering efforts provide ample funding for loan growth

Investments to expand commercial wallet share and new client acquisitions are yielding positive results

Lean In Operating Culture

Proactively managing balance sheet to create greater operating leverage and elevate key performance metrics

Simplifying business model and aligning resources to core banking verticals that create long-term shareholder value

Maintaining a disciplined operating culture focused on improving shareholder returns

17

Appendix

Diverse Commercial Lending Portfolio

HORIZON BANK

STRONG AND TRADITIONAL COMMERCIAL LENDING

- Multi-family represents 6.4% of loans
  - No major metros outside Indiana and Michigan, other than Columbus, OH
  - Zero rent regulated/stabilized originated or in portfolio
  - $2MM average loan size
- Non-owner-occupied office represents 4.0% of total loans
  - All in Indiana and Michigan
  - $1MM average loan size
- Nursing Home and Assisted Living Facilities represents 1.0% of loans

COMMERCIAL LOANS BY INDUSTRY	12/31/2024 Balance	% of Commercial Portfolio	% of Total Loan Portfolio
Lessors - Residential Multi	$ 315	10.2%	6.4%
Health Care, Educational Social Assist.	257	8.4%	5.2%
NOO- Warehouse/Industrial	236	7.7%	4.8%
NOO- Office (except medical)	197	6.4%	4.0%
NOO- Retail	179	5.8%	3.6%
Manufacturing	161	5.2%	3.3%
NOO- Motel	158	5.1%	3.2%
Individuals and Other Services	145	4.7%	3.0%
Lessors Student Housing	135	4.4%	2.7%
Real Estate Rental & Leasing	129	4.2%	2.6%
Finance & Insurance	124	4.0%	2.5%
Construction	113	3.7%	2.3%
Retail Trade	96	3.1%	2.0%
NOO- Medical Office	94	3.1%	1.9%
NOO- Mini Storage	85	2.8%	1.7%
Lessors - Residential 1-4	75	2.4%	1.5%
Restaurants	74	2.4%	1.5%
Transportation & Warehousing	70	2.3%	1.4%
Wholesale Trade	61	2.0%	1.2%
Government	57	1.9%	1.2%
Professional & Technical Services	56	1.8%	1.1%
Nursing Home and Assisted Living Facilities	51	1.7%	1.0%
Leisure and Hospitality	47	1.5%	1.0%
Farmland	31	1.0%	0.6%
Agriculture	27	0.9%	0.5%
Administrative Services	17	0.6%	0.3%
Other	88	2.9%	1.8%
Total	3,078	100.0%	62.3%

Data as of most-recent quarter (MRQ) unless stated otherwise.

19

Well-Managed CRE Maturities $m ill io ns $273 $139 12% 6% All rates <7% rates Loans Outstanding % of Total Adjusted CRE* 2025 Maturities Remaining Average Rate 5.95% $m ill io ns $208 $161 9% 7% All rates <7% rates Loans Outstanding % of Total Adjusted CRE* 2026 Maturities Average Rate 4.99% Data as of MRQ end. * Adjusted CRE excludes loans closed, non-accrual and matured prior to 2024. 20

Use of Non-GAAP Financial Measures Certain information set forth in this presentation refers to financial measures determined by methods other than in accordance with GAAP. In each case, we have identified special circumstances that we consider to be non-recurring and have excluded them. We believe that this shows the impact of such events as acquisition-related purchase accounting adjustments and swap termination fees, among others we have identified in our reconciliations. Horizon believes these non-GAAP financial measures are helpful to investors and provide a greater understanding of our business and financial results without giving effect to the purchase accounting impacts and one-time costs of acquisitions and non–recurring items. These measures are not necessarily comparable to similar measures that may be presented by other companies and should not be considered in isolation or as a substitute for the related GAAP measure. See the tables and other information below and contained elsewhere in this presentation for reconciliations of the non-GAAP information identified herein and its most comparable GAAP measures. 21

Non-GAAP Reconciliation 22

Non-GAAP Reconciliation 23

Non-GAAP Reconciliation 24

Thank you John R. Stewart, CFA® Executive Vice President & Chief Financial Officer 515 Franklin Street, Michigan City, IN 46360 219-814-5833 Investor.HorizonBank.com